NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended March 31, 2022
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [3]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$510	$55	$(5)	$50	9.8%	$4	$54	10.6%
HOME APPLIANCES	340	(18)	—	(18)	(5.3)%	4	(14)	(4.1)%
HOME SOLUTIONS	500	61	(4)	57	11.4%	11	68	13.6%
HOME AND COMMERCIAL SOLUTIONS [1]	1,350	98	(9)	89	6.6%	19	108	8.0%

LEARNING AND DEVELOPMENT	650	130	8	138	21.2%	7	145	22.3%
OUTDOOR AND RECREATION	388	45	1	46	11.9%	4	50	12.9%
CORPORATE	—	(56)	—	(56)	—%	7	(49)	—%
	$2,388	$217	$—	$217	9.1%	$37	$254	10.6%

	Three Months Ended June 30, 2022
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [4]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$429	$43	$4	$47	11.0%	$1	$48	11.2%
HOME APPLIANCES	346	15	—	15	4.3%	2	17	4.9%
HOME SOLUTIONS	467	5	7	12	2.6%	10	22	4.7%
HOME AND COMMERCIAL SOLUTIONS [1]	1,242	63	11	74	6.0%	13	87	7.0%

LEARNING AND DEVELOPMENT	865	247	(2)	245	28.3%	3	248	28.7%
OUTDOOR AND RECREATION	427	46	2	48	11.2%	6	54	12.6%
CORPORATE	—	(39)	—	(39)	—%	5	(34)	—%
	$2,534	$317	$11	$328	12.9%	$27	$355	14.0%

	Three Months Ended September 30, 2022
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [5]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$397	$28	$3	$31	7.8%	$3	$34	8.6%
HOME APPLIANCES	305	(20)	—	(20)	(6.6)%	17	(3)	(1.0)%
HOME SOLUTIONS	510	(88)	2	(86)	(16.9)%	118	32	6.3%
HOME AND COMMERCIAL SOLUTIONS [1]	1,212	(80)	5	(75)	(6.2)%	138	63	5.2%

LEARNING AND DEVELOPMENT	751	120	2	122	16.2%	28	150	20.0%
OUTDOOR AND RECREATION	289	8	(2)	6	2.1%	10	16	5.5%
CORPORATE	—	(13)	—	(13)	—%	18	5	—%
	$2,252	$35	$5	$40	1.8%	$194	$234	10.4%

NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended December 31, 2022
		As Computed Under LIFO		As Reported			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [6]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$355	$18	$(3)	$15	4.2%	$1	$16	4.5%
HOME APPLIANCES	399	(24)	—	(24)	(6.0)%	25	1	0.3%
HOME SOLUTIONS	636	(285)	(6)	(291)	(45.8)%	332	41	6.4%
HOME AND COMMERCIAL SOLUTIONS [1]	1,390	(291)	(9)	(300)	(21.6)%	358	58	4.2%

LEARNING AND DEVELOPMENT	684	84	4	88	12.9%	10	98	14.3%
OUTDOOR AND RECREATION	211	(15)	1	(14)	(6.6)%	10	(4)	(1.9)%
CORPORATE	—	(47)	—	(47)	—%	8	(39)	—%
	$2,285	$(269)	$(4)	$(273)	(11.9)%	$386	$113	4.9%

	Twelve Months Ended December 31, 2022
		As Computed Under LIFO		As Reported			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [7]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$1,691	$144	$(1)	$143	8.5%	$9	$152	9.0%
HOME APPLIANCES	1,390	(47)	—	(47)	(3.4)%	48	1	0.1%
HOME SOLUTIONS	2,113	(307)	(1)	(308)	(14.6)%	471	163	7.7%
HOME AND COMMERCIAL SOLUTIONS [1]	5,194	(210)	(2)	(212)	(4.1)%	528	316	6.1%

LEARNING AND DEVELOPMENT	2,950	581	12	593	20.1%	48	641	21.7%
OUTDOOR AND RECREATION	1,315	84	2	86	6.5%	30	116	8.8%
CORPORATE	—	(155)	—	(155)	—%	38	(117)	—%
	$9,459	$300	$12	$312	3.3%	$644	$956	10.1%
[1]Effective January 1, 2023, the Company will combine its previously reported Commercial Solutions, Home Appliances and Home Solutions segments into one operating segment, Home and Commercial Solutions.
[2]Reflects the impact of the Company's election to change its method of accounting for certain inventory in the U.S. from the last-in, first-out (“LIFO”) method to first-in, first-out (“FIFO”) method.
[3]The three months ended March 31, 2022 normalized items consist of $18 million of acquisition amortization costs; $11 million of restructuring and restructuring-related charges; $4 million related to expenses for certain legal proceedings; $3 million of costs related to completed divestitures and $1 million related to Argentina hyperinflationary adjustment.
[4]The three months ended June 30, 2022 normalized items consist of $17 million of acquisition amortization costs; $6 million of restructuring and restructuring-related charges; $2 million related to expenses for certain legal proceedings; $1 million of costs related to completed divestitures and $1 million related to Argentina hyperinflationary adjustment.
[5]The three months ended September 30, 2022 normalized items consist of $148 million of non-cash impairment charges for indefinite-lived intangible assets; $16 million of acquisition amortization costs; $16 million related to expenses for certain legal proceedings; $12 million of restructuring and restructuring-related charges; $1 million of costs related to completed divestitures and $1 million related to Argentina hyperinflationary adjustment.
[6]The three months ended December 31, 2022 normalized items consist of $326 million of impairment of goodwill in the Home Solutions segment and indefinite-lived intangible assets in the Home Solutions and Learning and Development segments; $16 million of acquisition amortization costs; $15 million of prior year impact related to an indirect tax reserve for an international entity; $10 million of restructuring and restructuring-related charges; $9 million of bad debt reserve related to an international customer; $8 million related to expenses for certain legal proceedings; $1 million of costs related to completed divestitures and $1 million Argentina hyperinflationary adjustment.
[7]The twelve months ended December 31, 2022 normalized items consist of $474 million of impairment of goodwill in the Home Solutions segments and indefinite-lived intangible assets in the Home Appliances, Home Solutions and Learning and Development segments; $67 million of acquisition amortization; $39 million of restructuring and restructuring-related costs; $30 million related to expenses for certain legal proceedings; $15 million of prior year impact related to an indirect tax reserve for an international entity; $9 million of bad debt reserve related to an international customer; $6 million of costs related to completed divestitures and $4 million of Argentina hyperinflationary adjustment.

NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended March 31, 2021
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [3]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$471	$50	$1	$51	10.8%	$3	$54	11.5%
HOME APPLIANCES	360	3	—	3	0.8%	5	8	2.2%
HOME SOLUTIONS	504	61	5	66	13.1%	15	81	16.1%
HOME AND COMMERCIAL SOLUTIONS [1]	1,335	114	6	120	9.0%	23	143	10.7%

LEARNING AND DEVELOPMENT	617	110	(1)	109	17.7%	4	113	18.3%
OUTDOOR AND RECREATION	336	15	1	16	4.8%	5	21	6.3%
CORPORATE	—	(47)	—	(47)	—%	6	(41)	—%
	$2,288	$192	$6	$198	8.7%	$38	$236	10.3%

	Three Months Ended June 30, 2021
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [4]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$493	$43	$19	$62	12.6%	$4	$66	13.4%
HOME APPLIANCES	394	13	—	13	3.3%	6	19	4.8%
HOME SOLUTIONS	525	53	7	60	11.4%	11	71	13.5%
HOME AND COMMERCIAL SOLUTIONS [1]	1,412	109	26	135	9.6%	21	156	11.0%

LEARNING AND DEVELOPMENT	844	217	(2)	215	25.5%	2	217	25.7%
OUTDOOR AND RECREATION	453	48	—	48	10.6%	4	52	11.5%
CORPORATE	—	(69)	—	(69)	—%	9	(60)	—%
	$2,709	$305	$24	$329	12.1%	$36	$365	13.5%

	Three Months Ended September 30, 2021
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [5]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$486	$18	$18	$36	7.4%	$3	$39	8.0%
HOME APPLIANCES	443	19	—	19	4.3%	5	24	5.4%
HOME SOLUTIONS	598	75	12	87	14.5%	11	98	16.4%
HOME AND COMMERCIAL SOLUTIONS [1]	1,527	112	30	142	9.3%	19	161	10.5%

LEARNING AND DEVELOPMENT	869	195	5	200	23.0%	2	202	23.2%
OUTDOOR AND RECREATION	391	27	—	27	6.9%	7	34	8.7%
CORPORATE	—	(53)	—	(53)	—%	8	(45)	—%
	$2,787	$281	$35	$316	11.3%	$36	$352	12.6%

NEWELL BRANDS INC.
FINANCIAL WORKSHEET - SEGMENT REPORTING
(Amounts in millions)

	Three Months Ended December 31, 2021
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [6]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$503	$12	$(2)	$10	2.0%	$36	$46	9.1%
HOME APPLIANCES	541	35	—	35	6.5%	6	41	7.6%
HOME SOLUTIONS	759	124	—	124	16.3%	9	133	17.5%
HOME AND COMMERCIAL SOLUTIONS [1]	1,803	171	(2)	169	9.4%	51	220	12.2%

LEARNING AND DEVELOPMENT	698	72	4	76	10.9%	31	107	15.3%
OUTDOOR AND RECREATION	304	(1)	—	(1)	(0.3)%	9	8	2.6%
CORPORATE	—	(74)	—	(74)	—%	20	(54)	—%
	$2,805	$168	$2	$170	6.1%	$111	$281	10.0%

	Twelve Months Ended December 31, 2021
		As Reported		As Adjusted			Normalized
		Operating	Impact of	Operating	Adjusted		Operating	Normalized
		Income	Change to	Income	Operating	Normalized	Income	Operating
	Net Sales	(Loss)	FIFO [2]	(Loss)	Margin	Items [7]	(Loss)	Margin
COMMERCIAL SOLUTIONS	$1,953	$123	$36	$159	8.1%	$46	$205	10.5%
HOME APPLIANCES	1,738	70	—	70	4.0%	22	92	5.3%
HOME SOLUTIONS	2,386	313	24	337	14.1%	46	383	16.1%
HOME AND COMMERCIAL SOLUTIONS [1]	6,077	506	60	566	9.3%	114	680	11.2%

LEARNING AND DEVELOPMENT	3,028	594	6	600	19.8%	39	639	21.1%
OUTDOOR AND RECREATION	1,484	89	1	90	6.1%	25	115	7.7%
CORPORATE	—	(243)	—	(243)	—%	43	(200)	—%
	$10,589	$946	$67	$1,013	9.6%	$221	$1,234	11.7%

[1]Effective January 1, 2023, the Company will combine its previously reported Commercial Solutions, Home Appliances and Home Solutions segments into one operating segment, Home and Commercial Solutions.
[2]Reflects the impact of the Company's election to change its method of accounting for certain inventory in the U.S. from the last-in, first-out (“LIFO”) method to first-in, first-out (“FIFO”) method.
[3]The three months ended March 31, 2021 normalized items consist of $21 million of acquisition amortization costs; $13 million of restructuring and restructuring-related charges; $3 million of expenses for certain legal proceedings and divestiture costs related to completed divestitures and $1 million related to Argentina hyperinflationary adjustment.
[4]The three months ended June 30, 2021 normalized items consist of $19 million of acquisition amortization costs; $8 million of restructuring and restructuring-related charges; $6 million of expenses for certain legal proceedings; $2 million of costs releated to completed divestitures and $1 million related to Argentina hyperinflationary adjustment.
[5]The three months ended September 30, 2021 normalized items consist of $19 million of acquisition amortization costs; $13 million of restructuring and restructuring-related charges; $3 million of expenses for certain legal proceedings and $1 million related to Argentina hyperinflationary adjustment.
[6]The three months ended December 31, 2021 normalized items consist of $60 million of non-cash impairment charges for indefinite-lived intangible assets in the Commercial Solutions and Learning and Development segments; $19 million of acquisition amortization costs; $12 million of restructuring and restructuring-related charges; $18 million of costs related to completed divestitures and $2 million of expenses for certain legal proceedings.
[7]The twelve months ended December 31, 2021 normalized items consist of $78 million of acquisition amortization costs; $60 million of non-cash impairment charges for indefinite-lived intangible assets in the Commercial Solutions and Learning and Development segments; $46 million of restructuring and restructuring-related charges; $21 million of costs related to completed divestitures; $14 million of expenses for certain legal proceedings and $2 million related to Argentina hyperinflationary adjustment.

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended March 31, 2022
	As Reported		Impact of	As		Non-GAAP
	Under	Impact of	Change to	Adjusted	Normalization	Measure
	LIFO [1]	Revision [2]	FIFO [3]	GAAP Measure	Adjustments [5]	Normalized
Net sales	$2,388	$—	$—	$2,388	$—	$2,388
Cost of products sold	1,648	—	—	1,648	(6)	1,642
Gross profit	740	—	—	740	6	746
	31.0%					31.2%
Selling, general and administrative expenses	518	—	—	518	(26)	492
	21.7%					20.6%
Restructuring costs, net	5	—	—	5	(5)	—
Operating income	217	—	—	217	37	254
	9.1%					10.6%

Non-operating expenses:
Interest expense, net	59	—	—	59	—	59
Other (income) expense, net	(124)	6	—	(118)	129	11
Income (loss) before income taxes	282	(6)	—	276	(92)	184
Income tax provision (benefit) [4]	48	—	—	48	(13)	35
Net income (loss)	$234	$(6)	$—	$228	$(79)	$149

Weighted average common shares outstanding:
Basic	421.9			421.9		421.9
Diluted	424.7			424.7		424.7

Earnings (loss) per share:
Basic	$0.55			$0.54		$0.35
Diluted	$0.55			$0.54		$0.35

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended June 30, 2022
	As Reported		Impact of	As		Non-GAAP
	Under	Impact of	Change to	Adjusted	Normalization	Measure
	LIFO [1]	Revision [2]	FIFO [3]	GAAP Measure	Adjustments [6]	Normalized
Net sales	$2,534	$—	$—	$2,534	$—	$2,534
Cost of products sold	1,709	—	(11)	1,698	(4)	1,694
Gross profit	825	—	11	836	4	840
	32.6%					33.1%
Selling, general and administrative expenses	504	—	—	504	(19)	485
	19.9%					19.1%
Restructuring costs, net	4	—	—	4	(4)	—
Operating income	317	—	11	328	27	355
	12.5%					14.0%

Non-operating expenses:
Interest expense, net	55	—	—	55	—	55
Other (income) expense, net	8	13	—	21	3	24
Income (loss) before income taxes	254	(13)	11	252	24	276
Income tax provision (benefit) [4]	50	—	3	53	(9)	44
Net income (loss)	$204	$(13)	$8	$199	$33	$232

Weighted average common shares outstanding:
Basic	413.8			413.8		413.8
Diluted	415.7			415.7		415.7

Earnings (loss) per share:
Basic	$0.49			$0.48		$0.56
Diluted	$0.49			$0.48		$0.56

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended September 30, 2022
	As Reported		Impact of	As		Non-GAAP
	Under	Impact of	Change to	Adjusted	Normalization	Measure
	LIFO [1]	Revision [2]	FIFO [3]	GAAP Measure	Adjustments [7]	Normalized
Net sales	$2,252	$—	$—	$2,252	$—	$2,252
Cost of products sold	1,599	—	(5)	1,594	(8)	1,586
Gross profit	653	—	5	658	8	666
	29.0%					29.6%
Selling, general and administrative expenses	467	—	—	467	(35)	432
	20.7%					19.2%
Restructuring costs, net	3	—	—	3	(3)	—
Impairment of goodwill, intangibles and other assets	148	—	—	148	(148)	—
Operating income	35	—	5	40	194	234
	1.6%					10.4%

Non-operating expenses:
Interest expense, net	57	—	—	57	—	57
Other (income) expense, net	8	16	—	24	2	26
Income (loss) before income taxes	(30)	(16)	5	(41)	192	151
Income tax provision (benefit) [4]	(61)	—	1	(60)	3	(57)
Net income (loss)	$31	$(16)	$4	$19	$189	$208

Weighted average common shares outstanding:
Basic	413.6			413.6		413.6
Diluted	414.6			414.6		414.6

Earnings (loss) per share:
Basic	$0.07			$0.05		$0.50
Diluted	$0.07			$0.05		$0.50

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended December 31, 2022
	As Computed		Impact of	As		Non-GAAP
	Under	Impact of	Change to	Reported	Normalization	Measure
	LIFO [1]	Revision [2]	FIFO [3]	GAAP Measure	Adjustments [8]	Normalized
Net sales	$2,285	$—	$—	$2,285	$—	$2,285
Cost of products sold	1,681	—	4	1,685	(8)	1,677
Gross profit	604	—	(4)	600	8	608
	26.4%					26.6%
Selling, general and administrative expenses	544	—	—	544	(49)	495
	23.8%					21.7%
Restructuring costs, net	3	—	—	3	(3)	—
Impairment of goodwill, intangibles and other assets	326	—	—	326	(326)	—
Operating income (loss)	(269)	—	(4)	(273)	386	113
	(11.8)%					4.9%

Non-operating expenses:
Interest expense, net	64	—	—	64	—	64
Loss on extinguishment of debt	1	—	—	1	(1)	—
Other (income) expense, net	(8)	—	—	(8)	(3)	(11)
Income (loss) before income taxes	(326)	—	(4)	(330)	390	60
Income tax provision (benefit) [4]	(80)	—	(1)	(81)	76	(5)
Net income (loss)	$(246)	$—	$(3)	$(249)	$314	$65

Weighted average common shares outstanding:
Basic	413.6			413.6		413.6
Diluted	413.6			413.6		414.9

Earnings (loss) per share:
Basic	$(0.59)			$(0.60)		$0.16
Diluted	$(0.59)			$(0.60)		$0.16

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

[1]Refer to “Reconciliation of GAAP and Non-GAAP Information (Unaudited) - Certain Line Items” for the three months ended March 31, 2022, June 30, 2022 and September 30, 2022, on the Company’s Forms 8-K furnished on April 29, 2022, July 29, 2022 and October 28, 2022, respectively. For the three and twelve months ended December 31, 2022, refer to “Reconciliation of GAAP and Non-GAAP Information (Unaudited) - Certain Line Items” on the Company's Forms 8-K furnished on February 10, 2023.
[2]Reflects the adjustments to revise the Company's Condensed Consolidated Statement of Operations for an incorrect functional currency designation for one of its legal entities.
[3]Reflects the impact of the Company's election to change its method of accounting for certain inventory in the U.S. from the last-in, first-out (“LIFO”) method to first-in, first-out (“FIFO”) method.
[4]The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pretax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense. Also includes income tax expense that results from the amortization of a prior year normalized tax benefit.
[5]The three months ended March 31, 2022 normalized items consist of $18 million of acquisition amortization; $11 million of restructuring and restructuring-related costs; $4 related to expenses for certain legal proceedings; $3 million of costs related to completed divestitures; $2 million of Argentina hyperinflationary adjustment and $130 million gain on disposition of business.
[6]The three months ended June 30, 2022 normalized items consist of $17 million of acquisition amortization costs; $6 million of restructuring and restructuring-related charges; $2 million of expenses for certain legal proceedings; $1 million of costs related to completed divestitures; $2 million of Argentina hyperinflationary adjustment; $3 million gain on disposition of business and $1 million gain due to changes in fair market value of investments.
[7]The three months ended September 30, 2022 normalized items consist of $148 million of impairment of goodwill in the Home Solutions segment and other indefinite-lived intangible assets in the Home Appliances, Home Solutions and Learning and Development segments; $16 million of acquisition amortization costs; $16 million related to expenses for certain legal proceedings; $12 million of restructuring and restructuring-related charges; $1 million of costs related to completed divestitures; $3 million of Argentina hyperinflationary adjustment; $3 million of gain on disposition of business and $1 million of gain due to changes in fair market value of investments.
[8]The three months ended December 31, 2022 normalized items consist of $326 million of impairment of goodwill in the Home Solutions segment and indefinite-lived intangible assets in the Home Solutions and Learning and Development segments; $16 million of acquisition amortization costs; $15 million of prior year impact related to an indirect tax reserve for an international entity; $10 million of restructuring and restructuring-related charges; $9 million of bad debt reserve related to an international customer; $8 million related to expenses for certain legal proceedings; $3 million of Argentina hyperinflationary adjustment; $1 million of costs related to completed divestitures; $1 million of debt extinguishment costs; $1 million loss due to changes in fair market value of investments.

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended March 31, 2021
	As Reported	Impact of	As		Non-GAAP
	Under	Change to	Adjusted	Normalization	Measure
	LIFO [1]	FIFO [2]	GAAP Measure	Adjustments [4]	Normalized
Net sales	$2,288	$—	$2,288	$—	$2,288
Cost of products sold	1,557	(6)	1,551	(6)	1,545
Gross profit	731	6	737	6	743
	31.9%				32.5%
Selling, general and administrative expenses	534	—	534	(27)	507
	23.3%				22.2%
Restructuring costs, net	5	—	5	(5)	—
Impairment of goodwill, intangibles and other assets	—	—	—	—	—
Operating income	192	6	198	38	236
	8.4%				10.3%

Non-operating expenses:
Interest expense, net	67	—	67	—	67
Loss on extinguishment of debt	—	—	—	—	—
Other (income) expense, net	(1)	—	(1)	(1)	(2)
Income before income taxes	126	6	132	39	171
Income tax provision [3]	37	2	39	—	39
Net income	$89	$4	$93	$39	$132

Weighted average common shares outstanding:
Basic	424.9		424.9		424.9
Diluted	427.6		427.6		427.6

Earnings per share:
Basic	$0.21		$0.22		$0.31
Diluted	$0.21		$0.22		$0.31

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended June 30, 2021
	As Reported	Impact of	As		Non-GAAP
	Under	Change to	Adjusted	Normalization	Measure
	LIFO [1]	FIFO [2]	GAAP Measure	Adjustments [5]	Normalized
Net sales	$2,709	$—	$2,709	$—	$2,709
Cost of products sold	1,827	(24)	1,803	(3)	1,800
Gross profit	882	24	906	3	909
	32.6%				33.6%
Selling, general and administrative expenses	572	—	572	(28)	544
	21.1%				20.1%
Restructuring costs, net	5	—	5	(5)	—
Impairment of goodwill, intangibles and other assets	—	—	—	—	—
Operating income	305	24	329	36	365
	11.3%				13.5%

Non-operating expenses:
Interest expense, net	65	—	65	—	65
Loss on extinguishment of debt	—	—	—	—	—
Other (income) expense, net	(3)	—	(3)	(3)	(6)
Income before income taxes	243	24	267	39	306
Income tax provision (benefit) [3]	46	5	51	(1)	50
Net income	$197	$19	$216	$40	$256

Weighted average common shares outstanding:
Basic	425.4		425.4		425.4
Diluted	427.8		427.8		427.8

Earnings per share:
Basic	$0.46		$0.51		$0.60
Diluted	$0.46		$0.50		$0.60

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended September 30, 2021
	As Reported	Impact of	As		Non-GAAP
	Under	Change to	Adjusted	Normalization	Measure
	LIFO [1]	FIFO [2]	GAAP Measure	Adjustments [6]	Normalized
Net sales	$2,787	$—	$2,787	$—	$2,787
Cost of products sold	1,939	(35)	1,904	(6)	1,898
Gross profit	848	35	883	6	889
	30.4%				31.9%
Selling, general and administrative expenses	561	—	561	(24)	537
	20.1%				19.3%
Restructuring costs, net	6	—	6	(6)	—
Impairment of goodwill, intangibles and other assets	—	—	—	—	—
Operating income	281	35	316	36	352
	10.1%				12.6%

Non-operating expenses:
Interest expense, net	65	—	65	—	65
Loss on extinguishment of debt	—	—	—	—	—
Other (income) expense, net	1	—	1	—	1
Income before income taxes	215	35	250	36	286
Income tax provision (benefit) [3]	25	10	35	(7)	28
Net income	$190	$25	$215	$43	$258

Weighted average common shares outstanding:
Basic	425.4		425.4		425.4
Diluted	428.5		428.5		428.5

Earnings per share:
Basic	$0.45		$0.51		$0.61
Diluted	$0.44		$0.50		$0.60

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Amounts in millions, except per share data)

	For the three months ended December 31, 2021
	As Reported	Impact of	As		Non-GAAP
	Under	Change to	Adjusted	Normalization	Measure
	LIFO [1]	FIFO [2]	GAAP Measure	Adjustments [7]	Normalized
Net sales	$2,805	$—	$2,805	$—	$2,805
Cost of products sold	1,970	(2)	1,968	(9)	1,959
Gross profit	835	2	837	9	846
	29.8%				30.2%
Selling, general and administrative expenses	607	—	607	(42)	565
	21.6%				20.1%
Restructuring costs, net	—	—	—	—	—
Impairment of goodwill, intangibles and other assets	60	—	60	(60)	—
Operating income	168	2	170	111	281
	6.0%				10.0%

Non-operating expenses:
Interest expense, net	59	—	59	—	59
Loss on extinguishment of debt	5	—	5	(5)	—
Other (income) expense, net	(5)	—	(5)	7	2
Income before income taxes	109	2	111	109	220
Income tax provision [3]	13	—	13	25	38
Net income	$96	$2	$98	$84	$182

Weighted average common shares outstanding:
Basic	425.5		425.5		425.5
Diluted	428.3		428.3		428.3

Earnings per share:
Basic	$0.23		$0.23		$0.43
Diluted	$0.22		$0.23		$0.42

NEWELL BRANDS INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

[1]Refer to “Reconciliation of GAAP and Non-GAAP Information (Unaudited) - Certain Line Items” for the three months ended March 31, 2021, June 30, 2021 and September 30, 2021, on the Company’s Forms 8-K furnished on April 29, 2022, July 29, 2022 and October 28, 2022, respectively. For the three and twelve months ended December 31, 2021, refer to “Reconciliation of GAAP and Non-GAAP Information (Unaudited) - Certain Line Items” on the Company's Forms 8-K furnished on February 10, 2023.
[2]Reflects the impact of the Company's election to change its method of accounting for certain inventory in the U.S. from the last-in, first-out (“LIFO”) method to first-in, first-out (“FIFO”) method.
[3]The Company determined the tax effect of the items excluded from normalized results by applying the estimated effective rate for the applicable jurisdiction in which the pretax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain situations in which an item excluded from normalized results impacts income tax expense, the Company uses a "with" and "without" approach to determine normalized income tax expense. Also includes income tax expense that results from the amortization of a prior year normalized tax benefit.
[4]The three months ended March 31, 2021 normalized items consist of $21 million of acquisition amortization; $13 million of restructuring and restructuring-related costs; $3 million of expenses for certain legal proceedings and divestiture costs related to completed divestitures and $2 million of Argentina hyperinflationary adjustment.
[5]The three months ended June 30, 2021 normalized items consist of $19 million of acquisition amortization costs; $8 million of restructuring and restructuring-related charges; $6 million of expenses for certain legal proceedings; $2 million of costs related to related to completed divestitures; $2 million loss on disposition of business and $2 million of Argentina hyperinflationary adjustment.
[6]The three months ended September 30, 2021 normalized items consist of $19 million of acquisition amortization costs; $13 million of restructuring and restructuring-related charges; $3 million of expenses for certain legal proceedings; $1 million of costs related to related to completed divestitures; $1 million of Argentina hyperinflationary adjustment and $1 million of gain due to change in fair market value of investments.
[7]The three months ended December 31, 2021 normalized items consist of $60 million of non-cash impairment charges for indefinite-lived intangible assets in the Commercial Solutions and Learning and Development segments; $19 million of acquisition amortization costs; $18 million of costs related to completed divestitures; $12 million of restructuring and restructuring-related charges; $5 million loss on debt extinguishment; $2 million related to expenses for certain legal proceedings; $6 million gain on disposition of business and $1 million gain due to change in fair market value of investments.